                                                                   EXHIBIT 10.44


                          AMENDMENT NO. 2 TO AGREEMENT
                               AND PLAN OF MERGER

     THIS AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER (this "Amendment") is dated as of February 2, 2001 and is by and among Hanover Compressor Company, a Delaware corporation ("Parent"), Caddo Acquisition Corporation, and Oklahoma corporation and a direct, wholly owned subsidiary of Parent ("Merger Sub"), and OEC Compression Corporation, an Oklahoma corporation (the "Company"). Terms used and not defined herein shall have the meanings assigned to them in the Agreement and Plan of Merger dated as of July 13, 2000 by and among the Parent, Merger Sub and the Company, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of November 14, 2000 (the "Merger Agreement").

                                   RECITALS:
                                   ---------

     A. Parent, Merger Sub and the Company entered into the Merger Agreement as of July 13, 2000;

     B. Parent, Merger Sub and the Company previously amended the Merger Agreement as of November 14, 2000; and

     C. Parent, Merger Sub and the Company desire to further amend the Merger Agreement as set forth in the Amendment.

                                   AGREEMENT:
                                   ----------

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

     1. Section 7.1(b) of the Merger Agreement is amended to read in its entirety as follows:

          (b) by either Parent or the Company if the Merger shall not have been consummated by March 31, 2001 (the "Outside Date"), provided that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date); or

     2. The Merger Agreement, as amended by this Amendment, and all documents and instruments referred to in the Merger Agreement (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) except as provided in Section 5.12 of the Merger Agreement, are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder; provided that the Confidentiality Agreement shall remain in full force and effect until the Effective Time.
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     3.   The laws of the State of Oklahoma shall govern the interpretation, validity and performance of the terms of this Amendment, regardless of the law that might be applied under principles of conflicts of law.

     4. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.








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                                      -2-
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     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or caused this Amendment to be duly executed on its behalf by its officer thereunto duly authorized, as of the day and year first above written.


                                       HANOVER COMPRESSOR COMPANY
                                       a Delaware corporation


                                       By: /s/ Michael J. McGhan
                                           ------------------------------
                                       Name:  Michael J. McGhan
                                       Title: Chief Executive Officer

                                       CADDO ACQUISITION CORPORATION
                                       an Oklahoma corporation


                                       By: /s/ Michael J. McGhan
                                           ------------------------------
                                       Name:  Michael J. McGhan
                                       Title: Chief Executive Officer


                                       OEC COMPRESSION CORPORATION
                                       an Oklahoma corporation


                                       By:
                                           ------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------
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     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or caused this Amendment to be duly executed on its behalf by its officer thereunto duly authorized, as of the day and year first above written.

                                       HANOVER COMPRESSOR COMPANY
                                       a Delaware corporation


                                       By:
                                           ------------------------------
                                       Name:  Michael J. McGhan
                                       Title: Chief Executive Officer

                                       CADDO ACQUISITION CORPORATION
                                       an Oklahoma corporation


                                       By:
                                           ------------------------------
                                       Name:  Michael J. McGhan
                                       Title: Chief Executive Officer


                                       OEC COMPRESSION CORPORATION
                                       an Oklahoma corporation


                                       By: /s/ Ray Davis
                                           ------------------------------
                                       Name: Ray Davis
                                            -----------------------------
                                       Title:
                                             ----------------------------